UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2022

SITIO ROYALTIES CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38158	82-0820780
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

609 Main Street, Suite 3950 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

(713) 814-4657

(Registrant’s telephone number, including area code)

Falcon Minerals Corporation

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FLMN	Nasdaq Capital Market
Warrants, each to purchase one share of Class A Common Stock	FLMNW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the consummation of the previously announced merger between Falcon Minerals Corporation, a Delaware corporation (“Falcon” or the “Company”), and DPM HoldCo, LLC, a Delaware limited liability company (“Desert Peak”), pursuant to the Agreement and Plan of Merger, dated as of January 11, 2022 (the “Merger Agreement”), by and among Falcon, Falcon Minerals Operating Partnership, LP (“Falcon OpCo”), Ferrari Merger Sub A LLC (“Merger Sub”) and Desert Peak, and the transactions contemplated thereby (the “Merger”), Falcon provided written notice to Nasdaq Capital Market LLC (“NASDAQ”) of the consummation of the Merger and its intention to voluntarily withdraw the listing of its Class A common stock and warrants from NASDAQ and list its Class A common stock on the New York Stock Exchange (“NYSE”) and its warrants on the NYSE American LLC.

Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into Desert Peak, with Desert Peak surviving the Merger as a wholly owned subsidiary of Falcon OpCo. The Company also changed its name to Sitio Royalties Corp. (“Sitio” or the “Post-Combination Company”), and the Class A common stock and warrants of Sitio will initially trade under the ticker symbols “STR” and “STRDW,” respectively, beginning on June 6, 2022 on NASDAQ. The Post-Combination Company expects to transfer the listing of the Class A common stock and warrants to NYSE and NYSE American LLC, respectively, on or about June 14, 2022, with the Class A common stock retaining the same ticker symbol and the warrants trading under the new ticker symbol “STR WS.”

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Special Meeting of Falcon held on June 3, 2022 (the “Special Meeting”), as described below, the Company’s stockholders approved the Third Amended and Restated Certificate of Incorporation of the Company to, among other things, (i) change its name to Sitio Royalties Corp., (ii) effect a four-to-one reverse stock split of Falcon’s issued and outstanding common stock whereby each four shares of Falcon common stock will be automatically combined and reclassified into one issued, fully paid and nonassessable share of common stock, as applicable, (iii) allow for stockholder action by written consent in lieu of holding a meeting of the stockholders, (iv) declassify the Post-Combination Company’s board of directors (the “Post-Combination Company’s Board”) to include one class of directors who will be elected annually and for one year terms, (v) provide that members of the Post-Combination Company’s Board may be removed with or without cause and (vi) further define the waiver of corporate opportunities with respect to the Post-Combination Company following the Merger and its directors and certain significant stockholders, and any of their respective affiliates (the “Charter Amendment”).

On June 3, 2022, the Company filed the Charter Amendment with the Secretary of State of the State of Delaware to effect the reverse stock split and the name change at 5:00 p.m., Eastern Time, on June 3, 2022. As a result of the reverse stock split, the number of issued and outstanding shares of Falcon’s common stock immediately prior to the reverse stock split was reduced to a smaller number of shares, such that every four shares of Falcon’s Class A Common Stock, par value of $0.0001 per share (“Falcon Class A Common Stock”), held by a stockholder immediately prior to the reverse stock split were combined and reclassified into one share of Falcon Class A Common Stock, and every four shares of Falcon’s Class C Common Stock, par value of $0.0001 per share (“Falcon Class C Common Stock”), held by a stockholder immediately prior to the reverse stock split were combined and reclassified into one share of Falcon Class C Common Stock. The par value per share of Common Stock remains the same. No fractional shares were issued in connection with the reverse stock split. In lieu of fractional shares, stockholders of Falcon Class C Common Stock will receive an amount in cash equal to the fair value of such fractional shares of Falcon Class C Common Stock as determined by the board of directors of the Company. In lieu of fractional shares of Falcon Class A Common Stock, the aggregate of all fractional shares of Falcon Class A Common Stock will be issued to Continental Stock Transfer & Trust Company, acting as the Company’s exchange agent, and such fractional shares of Falcon Class A Common Stock will be sold at prevailing market rates and the proceeds from such sales, after deduction of customary brokerage commissions and other expenses, will be distributed pro rata to stockholders who would otherwise be entitled to fractional shares of Falcon Class A Common Stock. The reverse stock split will not reduce the total number of shares of Common Stock that the Company is authorized to issue, which will remain at 240,000,000 shares of Falcon Class A Common Stock and 120,000,000 shares of Falcon Class C Common Stock.

The Company’s warrants are adjusted to reflect the reverse stock split. Pursuant to the Warrant Agreement, dated as of July 20, 2017, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, every four shares of Falcon Class A Common Stock subject to the warrants is adjusted to one share of Falcon Class A Common Stock and the exercise price for the warrants is multiplied by four. The exercise price for the warrants was $11.21 prior to the reverse stock split and is $44.84 after giving effect to the reverse stock split.

Trading of the Falcon Class A Common Stock on a reverse stock split-adjusted basis will begin at the opening of trading on NASDAQ on June 6, 2022 under the new name Sitio Royalties Corp. and the new ticker symbol “STR.” The new CUSIP number for the Falcon Class A Common Stock following the reverse stock split is 82982V 101.

The material terms of the Charter Amendment and the general effect upon the rights of holders of the Company’s capital stock are described in the sections of Falcon’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on May 5, 2022, and mailed to Falcon stockholders on or about May 5, 2022 (the “Proxy Statement”) titled “Proposal No. 3-The A&R Charter Proposal” beginning on page 102 of the Proxy Statement and “Proposal No. 4-The Advisory Governance Proposals” beginning on page 105 of the Proxy Statement, and in Item 5.07 of this Form 8-K under “The A&R Charter Proposal” and the “Advisory Governance Proposals,” which information is incorporated herein by reference.

The foregoing description of the Charter Amendment is not complete and is subject to and qualified in its entirety by reference to the Company’s Third Amended and Restated Certificate of Incorporation, a copy of which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Special Meeting held in connection with Falcon’s previously announced Merger, the stockholders of the Company voted as set forth below on the following proposals. Each proposal voted on at the Special Meeting is described in detail in Falcon’s Proxy Statement.

As of the close of business on April 18, 2022, the record date for the Special Meeting, there were an aggregate of 86,931,137 shares of Falcon common stock (the “Common Stock”) outstanding, consisting of 47,543,355 shares of Falcon Class A Common Stock and 39,387,782 shares of Falcon Class C Common Stock. Each share of Common Stock was entitled to one vote with respect to each proposal. A total of 67,253,740 shares of Common Stock, representing approximately 77% of the outstanding shares of Common Stock entitled to vote at the Special Meeting, were present in person or by proxy, constituting a quorum.

The final voting results for the proposals voted on at the Special Meeting are set forth below:

1. The Nasdaq Proposal - To approve, for purposes of complying with NASDAQ Listing Rules 5635(a) and 5635(b), the issuance by Falcon of Falcon Common Stock pursuant to the Merger Agreement, including the issuance of Falcon Common Stock to a Substantial Shareholder (as defined by NASDAQ Listing Rule 5635(e)(3)), and the related change of control of Falcon that will occur in connection with the consummation of the Merger and the other transactions contemplated by the Merger Agreement.

For	Against	Abstain
66,563,723	659,087	51,891

2. The Reverse Stock Split Proposal - To approve and adopt amendments to the second amended and restated certificate of incorporation of Falcon (in the form attached to the Proxy Statement as Annex B) to (i) effect a reverse stock split of the Falcon Common Stock prior to the Merger Effective Time (as defined in the Proxy Statement), at a ratio of four to one, and (ii) change the name of Falcon to “Sitio Royalties Corp.”

For	Against	Abstain
66,869,483	316,213	89,005

3. The A&R Charter Proposal - To approve and adopt, assuming the approval of the Nasdaq Proposal and the Reverse Stock Split Proposal, an amendment and restatement of the second amended and restated certificate of incorporation of Falcon (in the form attached to the Proxy Statement as Annex C) to, among other changes, (i) allow for stockholder action by written consent in lieu of holding a meeting of the stockholders, (ii) declassify the Post-Combination Company’s Board to include one class of directors who will be elected annually and for one year terms, (iii) provide that members of the Post-Combination Company’s Board may be removed with or without cause and (iv) further define the waiver of corporate opportunities with respect to the Post-Combination Company following the Merger and its directors and certain significant stockholders, and any of their respective affiliates (the “Third A&R Charter”).

For	Against	Abstain
66,081,003	275,170	918,528

4. The Advisory Governance Proposals - These are a series of proposals to approve, assuming the approval of the Nasdaq Proposal and the Reverse Stock Split Proposal, on a non-binding advisory basis, a separate series of proposals with respect to certain governance provisions in the Third A&R Charter in accordance with the requirements of the U.S. Securities and Exchange Commission.

4A - Obsolete Provisions - To approve the elimination of provisions relating to Falcon’s Class B common stock and its initial business combination, which are obsolete and no longer applicable.

For	Against	Abstain
65,865,012	178,295	1,231,394

4B - Declassification - To approve the declassification of the Post-Combination Company’s Board and provide that the Post-Combination Company’s Board will consist of one class of directors only, whose term will continue to the first annual meeting of stockholders following the date of the closing of the Merger, and, thereafter, all directors will be elected annually and shall be elected for one year terms expiring at the next annual meeting of stockholders.

For	Against	Abstain
67,042,618	183,682	48,401

4C - Removal - To approve that directors on the Post-Combination Company’s Board may be removed with or without cause.

For	Against	Abstain
66,733,081	472,065	69,555

4D - Action by Written Consent - To approve that, unless otherwise provided for or relating to the rights of holders of the preferred stock of Falcon, any action required or permitted to be taken at any annual or special meeting of stockholders of Falcon may be taken without a meeting, without prior notice and without a vote by consent in accordance with Section 228 of the Delaware General Corporation Law.

For	Against	Abstain
65,755,814	570,798	948,089

4E - Corporate Opportunity - To approve, among other things, that, to the fullest extent permitted by law, (a) Falcon renounces any interest or expectancy in, or in being offered an opportunity to participate in, business opportunities that are presented to Proposed Exempted Persons (as defined below), (b) stockholders, members of the Post-Combination Company’s Board and certain other exempted persons, including Chambers DPM HoldCo, LLC, KMF DPM HoldCo, LLC, Rock Ridge Royalty Company, LLC, Royal Resources L.P., Source Energy Leasehold, LP, Permian Mineral Acquisitions, LP, and affiliates of such persons (“Proposed Exempted Persons”) do not have a fiduciary duty to refrain from engaging in the same or similar business activities or lines of business as Falcon or its subsidiaries, to the extent such Proposed Exempted Person is not an employee of Falcon or its subsidiaries, and (c) Proposed Exempted Persons have no duty to communicate or offer such business opportunities to Falcon, to the extent such Proposed Exempted Person is not an employee of Falcon or its subsidiaries.

For	Against	Abstain
48,796,593	18,033,213	444,895

5. The Incentive Plan Proposal - To approve and adopt, assuming the approval of the Nasdaq Proposal and the Reverse Stock Split Proposal, the Sitio Royalties Corp. Long Term Incentive Plan, a copy of which is attached to the Proxy Statement as Annex D.

For	Against	Abstain
57,396,194	9,796,908	81,599

6. The Director Election Proposal - To elect each of William D. Anderson, Mark C. Henle and Adam M. Jenkins to serve as Class II directors on the Falcon board of directors until the earlier of the Merger Effective Time and the annual meeting of stockholders to be held in 2025 or until his successor is elected or appointed, subject to his earlier death, resignation or removal.

a.	William D. Anderson

For	Against	Abstain
65,912,237	1,361,889	575

b.	Mark C. Henle

For	Against	Abstain
57,012,450	10,232,120	30,131

c.	Adam M. Jenkins

For	Against	Abstain
54,385,703	12,888,423	575

7. The Adjournment Proposal - To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the Nasdaq Proposal or Reverse Stock Split Proposal. This proposal was rendered moot as the Nasdaq Proposal and the Reverse Stock Split Proposal were approved by the requisite number of shares voted at the Special Meeting.

Item 7.01	Regulation FD Disclosure.

On June 3, 2022, Falcon issued a press release announcing the voting results from the Special Meeting, the change of the Company’s name to Sitio Royalties Corp., the reverse stock split and the planned transfer of the listing of the Post-Combination Company’s Class A common stock and warrants from NASDAQ to NYSE and NYSE American LLC, respectively. A copy of the press release is being furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The information set forth in this Item 7.01 and the exhibits incorporated by reference herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

3.1	Third Amended and Restated Certificate of Incorporation of the Company, dated June 3, 2022.

99.1	Press Release dated June 3, 2022.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2022		Sitio Royalties Corp.

	By:	/s/ Matthew Ockwood
Matthew Ockwood
Chief Financial Officer